UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 18, 2016

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Compensatory Arrangements of Certain Officers.

On Wednesday, May 18, 2016, the Compensation Committee of the Board of Directors (the "Committee") of Covenant Transportation Group, Inc. (the "Company") approved for the Company's named executive officers a target percentage of salary for the Company's 2017 performance-based cash bonus plan and certain long-term equity incentive awards, all under the Company's Third Amended and Restated 2006 Omnibus Incentive Plan (the "Plan").

Performance-Based Cash Bonus Plan

The following table sets forth, for the Company's named executive officers, the target percentage of year-end annualized base salary for the Company's 2017 performance-based cash bonus plan:

Named Executive Officer	Percent of Year-End Annualized Base Salary
David R. Parker	70%
Joey B. Hogan	65%
Richard B. Cribbs	50%
Samuel F. Hough	50%
James "Jim" F. Brower	50%

Equity Awards to Named Executive Officers

The Committee approved grants of restricted stock to the named executive officers of the Company under the Plan, containing both performance and time vested portions. The shares vest as follows: (A) 50% vest automatically on December 31, 2019, subject to continuous employment through such date ("Time-Vesting Shares"), (B) one-half of the non-Time-Vesting Shares will vest upon attainment of earnings per share of $2.00 or higher for fiscal 2017, and (C) all remaining unvested non-Time-Vesting Shares will vest upon attainment of earnings per share of $2.25 or higher for fiscal 2018.

The following table sets forth the grants to the Company's named executive officers:

Named Executive Officer	Shares of Restricted Stock
David R. Parker	14,032
Joey B. Hogan	11,694
Richard B. Cribbs	6,548
Samuel F. Hough	6,548
James "Jim" F. Brower	4,678

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on Wednesday, May 18, 2016.  Two proposals were voted upon at the Annual Meeting.  The proposals are described in detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 15, 2016.  The final results for the votes regarding each proposal are set forth below.

1.	The voting tabulation on the election of five (5) directors was as follows:

Nominee	For	Withheld	Broker Non-Votes
William T. Alt	17,636,305	837,911	1,140,294
Robert E. Bosworth	17,855,266	618,950	1,140,294
Bradley A. Moline	18,028,332	445,884	1,140,294
David R. Parker	18,022,028	452,188	1,140,294
Herbert J. Schmidt	18,087,888	386,328	1,140,294

2.	The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,804,661	476,770	333,079	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: May 20, 2016	By:	/s/ Richard B. Cribbs
Richard B. Cribbs Executive Vice President and Chief Financial Officer